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                                                                    Exhibit 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-57533, 333-49847, 333-70195, 333-83949 and
333-94841) and on Form S-8 (No. 333-52479) of Cheniere Energy, Inc. of our report dated March 14, 2003 relating to the financial statements of Gryphon Exploration Company, which appears in this Annual Report on Form 10-K on page 78.

KPMG LLP

Houston, Texas
March 26, 2003